EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 1
TO
RECEIVABLES PURCHASE AGREEMENT

          THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT dated as of September 3, 2003 (this “Amendment”) is entered into among INSIGHT RECEIVABLES, LLC (the “Seller”), INSIGHT ENTERPRISES, INC. (the “Servicer”), BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Agent (in its capacity as Agent, the “Agent”), and JUPITER SECURITIZATION CORPORATION (“Jupiter”). Capitalized terms used herein but not defined herein shall have the meanings provided in the Receivables Purchase Agreement defined below.

W I T N E S S E T H

          WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of December 31, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

          WHEREAS, the parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereafter set forth;

          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendment. Subject to the fulfillment of the conditions precedent set forth in Section 2 below, the Receivables Purchase Agreement hereby is amended as follows:

          1.1 Section 7.1(j) of the Receivables Purchase Agreement is hereby amended and restated as follows:

“Collections. Such Seller Party will cause (1) all proceeds from all Lock-Boxes (other than collections with respect to Excluded Receivables, which such Seller Party will cause to be directly deposited into a separate account of Insight Direct identified by Insight Direct) to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-

Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement.”

          1.2 The third sentence of Section 8.2(b) of the Receivables Purchase Agreement is hereby amended and restated as follows:

“In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances, and in the case of Excluded Receivables, to a collection account of Insight Direct identified by Insight Direct.”

          1.3 Section 9.1(o) of the Receivables Purchase Agreement is amended and restated as follows:

“(o) The Seller shall fail to deliver to the Agent by November 1, 2003, an amendment to the Intercreditor Agreement in form and substance reasonably acceptable to the Agent, duly executed by each of Bank One, in its capacity as “Administrative Agent” under the Credit Agreement, the Agent, IBM Credit Corporation, Hewlett Packard Company, Compaq Computer Corporation and Textron Financial Corporation.”

          1.4 Section 14.5(a) of the Receivables Purchase Agreement is amended to insert the following sentence at the end thereof:

Anything herein to the contrary notwithstanding, each Seller Party, each Purchaser, the Agent, each Indemnified Party and any successor or assign of any of the foregoing (and each employee, representative or other agent of any of the foregoing) may disclose to any and all Persons, without limitation of any kind, the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any of the foregoing relating to such tax treatment or tax structure, and it is hereby confirmed that each of the foregoing have been so authorized since the commencement of discussions regarding the transactions.

          1.5 The definition of “Fiscal Month” set forth in Exhibit I to the Receivables Purchase Agreement is amended and restated as follows:

“Fiscal Month” means each calendar month.

          1.6 The definition of “Fiscal Quarter” set forth in Exhibit I to the Receivables Purchase Agreement is amended and restated as follows:

“Fiscal Quarter” means each calendar quarter.

2

          1.7 The definition of “Fiscal Year” set forth in Exhibit I to the Receivables Purchase Agreement is amended and restated as follows:

“Fiscal Year” means each calendar year.

          1.8 The definition of “Originator” set forth in Exhibit I to the Receivables Purchase Agreement is amended and restated as follows:

“Originator” means each of Insight Direct USA, Inc., an Illinois corporation, and Insight Public Sector, Inc., an Illinois corporation, or any other Subsidiary or Affiliate of Insight approved in writing by the Agent from time to time.

          1.9 The definition of “Performance Undertaking” set forth in Exhibit I to the Receivables Purchase Agreement is amended and restated as follows:

“Performance Undertaking” means that certain Amended and Restated Performance Undertaking dated as of September 3, 2003 by Insight in favor of the Agent for the benefit of the Purchasers, as amended, restated, supplemented or otherwise modified from time to time.

          1.10 The definition of “Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated as follows:

“Receivable” means all indebtedness and other obligations (other than indebtedness or obligations constituting Excluded Receivables) owed to Seller or any Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement or hereunder) or in which Seller or such Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by the applicable Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

          1.11 The definition of “Receivables Sale Agreement” set forth in Exhibit I to the Receivables Purchase Agreement is amended and restated as follows:

“Receivables Sale Agreement” means that certain Amended and Restated Receivables Sale Agreement dated as of September 3, 2003, among Insight Direct

3

USA, Inc., Insight Public Sector, Inc. and Seller, as the same may be amended , restated or otherwise modified from time to time.

          1.12 The following new definition of “Excluded Receivables” is hereby added to Exhibit I in the appropriate alphabetical location:

“Excluded Receivables” means any indebtedness or obligations owed to the Insight Global Finance division of Insight Direct USA, Inc. (formerly Insight Global Finance, Inc., an Arizona corporation), whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods and the rendering of services thereby.

          1.13 Exhibit IV to the Receivables Purchase Agreement is deleted in its entirety and replaced by the “Exhibit IV” attached hereto as Annex A.

          1.14 Exhibit VIII to the Receivables Purchase Agreement is deleted in its entirety and replaced by the “Exhibit VIII” attached hereto as Annex B.

          SECTION 2. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the conditions precedent that (i) the Agent shall have received counterparts of this Amendment, executed by each of the parties hereto and (ii) all conditions precedent to the effectiveness of the Amended and Restated Receivables Sale Agreement, dated as of the date hereof, among Insight Public Sector, Inc., Insight Direct USA, Inc. and the Seller, shall have been satisfied and/or waived.

          SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, (ii) before and after giving effect to this Amendment, the representations and warranties of each such party, respectively, set forth in Article 5 of the Receivables Purchase Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. The Seller further represents and warrants that before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes an Amortization Event or a Potential Amortization Event.

          SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.

          4.1 Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

          4.2 Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents,

4

instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Jupiter under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, BUT NOT LIMITED TO, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

          SECTION 7. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

5

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

INSIGHT RECEIVABLES, LLC

By:	Insight Receivables Holding, LLC, its sole member

By:	/s/ P. Robert Moya

Name: P. Robert Moya
Title: Executive Vice President and Secretary

INSIGHT ENTERPRISES, INC.

By:	/s/ P. Robert Moya

Name: P. Robert Moya
Title: Executive Vice President and Secretary

Signature Page to
Amendment No. 1 to Receivables Purchase Agreement

JUPITER SECURITIZATION CORPORATION
By:	/s/ George S. Wilkins III

George S. Wilkins III
Authorized Signatory

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Agent

By:	/s/ George S. Wilkins III

Name: George S. Wilkins III
Title: Director, Capital Markets

Signature Page to
Amendment No. 1 to Receivables Purchase Agreement

Annex A to

     Amendment No. 1 to Receivables Purchase Agreement

EXHIBIT IV

NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

Lock-Box	Related Collection Account

P.O. Box 78825, Phoenix, AZ 85062-8825* (Insight Direct USA, Inc.) maintained at Bank One, 201 North Central Avenue, 21st Floor, Phoenix, AZ 85004.	Account numbers 2457-0446 and 634950091(Insight Direct USA, Inc.).

P.O. Box 29661, Dept. 2015, Phoenix, AZ 85038-9661 (Insight Global Finance, a division of Insight Direct USA, Inc.) maintained at Bank One, 201 North Central Avenue, 21st Floor, Phoenix, AZ 85004.	Account number 634955561 (Insight Global Finance, a division of Insight Direct USA, Inc.)

P.O. Box 713096, Columbus, OH 43271-3096* (Insight Direct USA, Inc.) maintained at Bank One, Bank One, 1 Bank One Plaza, Chicago, IL 60670.	Account number 6418-40319 (Insight Direct USA, Inc.).

*Customers will be directed not to remit payments to these locations for these entities beginning September 3, 2003.

P.O. Box 713096, Columbus, OH (Insight Public Sector, Inc.) maintained at Bank One, 1 Bank One Plaza, Chicago, IL 60670.	Account number 6418-40319 (Insight Public Sector, Inc.).

Annex B to

Amendment No. 1 to Receivables Purchase Agreement

EXHIBIT VIII

CREDIT AND COLLECTION POLICY

Attached.